EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the incorporation by reference in the Registration Statements on Forms S-3 (filed in October 2000 and March 2001) and on Form S-8 (filed in November 1997) of Penn Octane Corporation of our reported dated September 19, 2003, which appears on page 44 of this annual report on Form 10-K/A for the year ended July 31, 2003.


                                     /s/  BURTON  McCUMBER  &  CORTEZ,  L.L.P.

Brownsville,  Texas
May 21,  2004



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